SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 6, 1998


                                  PATHNET, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-52247                  52-1941838
          --------                  ---------                  ----------
(State or other jurisdiction    (Commission File              (IRS Employer
      of incorporation)              Number)              Identification Number)


                               1015 31st Street NW
                              Washington, DC 20007
                              --------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 625-7284

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Item 5.  Other Events

         On October 6, 1998, the Registrant issued the press release, attached hereto as Exhibit 99.1, announcing the expansion of the Company's management team to include three new additions to its national sales force.

         The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits:

         Exhibit 99.1      Registrant's Press Release dated October 6, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PATHNET, INC.


Dated: October 6, 1998                 By: /s/ William R. Smedberg, V
                                       ------------------------------
                                       Name:  William R. Smedberg, V
                                       Title: Vice President,
                                               Finance and Corporate Development

                                  EXHIBIT INDEX

                                  PATHNET, INC.

                           Current Report on Form 8-K


   Exhibit No.             Description
   -----------             -----------
   Exhibit 99.1            Registrant's Press Release dated October 6, 1998